[LOGO OF THE PARKSTONE ADVANTAGE APPEARS HERE]




                                                          [GRAPHIC APPEARS HERE]


Semi-Annual Report

  June 30, 1998
 Not FDIC Insured

Table of Contents
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998

Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   3
Portfolio Performance Discussion............................................   5
Statements of Assets and Liabilities........................................   9
Statements of Operations....................................................  10
Statements of Changes in Net Assets.........................................  11
Statements of Cash Flows....................................................  13
Schedules of Portfolio Investments..........................................  14
Notes to Financial Statements...............................................  23
Financial Highlights........................................................  29

Message From Your Chairman
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1998

Dear Shareholders:

We are pleased to report that during the six months ended June 30, 1998, the financial markets continued to make strong gains. Over the course of the peri-od, the Dow Jones Industrial Average moved 1044 points higher. With the pros-pect of the first government budget surplus in decades and no prospect of in-flation, the fixed-income markets gained ground as well. As a result, the pe-riod was a good one for the financial markets and for investors.

A BROADER TALENT POOL AND MORE OPTIONS

It was also an eventful period for the Parkstone Advantage Fund. On March 31, 1998, the merger of National City and First of America Bank Corporation was completed. As of that date, First of America Investment Corporation became part of National City, which greatly expands distribution opportunities for the Parkstone Advantage Fund.

In addition, as a direct result of the merger of National City and First of America, our funds will be advised and managed by a larger team of investment professionals.

This team, which includes many Parkstone Advantage managers, places a high premium on disciplined investment management, quality performance and respon-siveness to client service. The depth and breadth of expertise and experience this team brings to our funds will enhance our ability to meet our clients' objectives--as well as offer a broad array of investment products, strong in-vestment performance and a comprehensive package of investment advice.

IN CLOSING . . .

In the pages that follow, you will find a detailed discussion of the perfor-mance of each of the portfolios of the Parkstone Advantage Fund during the six months ended June 30, 1998. You will also find a letter from our Investment Adviser, which includes an economic outlook for the coming months. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-451-8377.

Sincerely,

/s/ John B. Rapp

John B. Rapp
Chairman
The Parkstone Advantage Fund

    -----------------------------------------------------------------------
      NOTICE TO SHAREHOLDERS
      PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:

                       . YOUR PRINCIPAL IS AT RISK.

                       . NOT AN OBLIGATION OF FIRST OF AMERICA OR NATIONAL
                         CITY.

                       . NO FDIC COVERAGE.
    -----------------------------------------------------------------------

Message From Your Investment Adviser
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1998


Dear Shareholders:

Benign inflation, low interest rates, an economy growing steadily--as Alan Greenspan recently noted, domestic economic conditions have never been more positive. In its eighth consecutive year of expansion, our economy is moving along briskly--and there are few indications that a significant change in this environment is in the offing. However, is this really the case?

FLU SYMPTOMS

While personal consumption and investment in the United States remain strong, economies abroad, with the exception of Europe, are considerably weaker--and, as a result of the situation in Asian markets and the sheer strength of the dollar, may grow even weaker. Consequently, U.S. exports are slowing, and our trade deficit is exploding. In fact, the deficit is now estimated to have sub-tracted 2.2% from growth in the first quarter alone--and will likely dampen growth over the next several quarters as a wave of imports from distressed Asian manufacturers reaches our shores.

Of course, as the Federal Reserve has preached for several years, a slower rate of growth is not necessarily negative. In fact, minutes from the March meeting of the Federal Open Market Committee (FOMC) showed that the Fed changed its bias from a neutral stance to one of tightening. At that meeting, the members agreed that should the strength of the economic expansion and the firming of the labor markets persist, policy tightening likely would be needed at some point to head off imbalances that might undermine economic growth. But the markets then--and now--clearly did not agree. The fed fund and Eurodollar futures have yet to show a tightening priced in for 1998.

HIGHER OR LOWER INTEREST RATES?

Looking ahead, we believe the Fed will not tighten rates anytime soon. In fact, we expect to see the economy growing in the range of 2.5% to 3.0% in the second half of the year, with consumption and housing remaining strong, in-vestment slowing and trade finally stabilizing, albeit at record deficit lev-els. We believe inflation should remain calm given the continued decline in goods prices, the strength of the dollar and the extremely competitive pricing environment.

Consequently, while a case can be made for both higher and lower interest rates, we believe the Fed will hold course through, at least, the summer. Moreover, given the environment, consistently good news on inflation and the continued turmoil in Asian and other markets, we believe the long bond has yet to see its low. What then is the reason for concern?

THE BIGGER PICTURE . . .

In short, after eight years of uninterrupted expansion and increasing produc-tivity, the U.S. economy and some corporations are now facing new and very real pressures at home and abroad. In markets around the world, the strength of the dollar is making U.S. goods prohibitively expensive for potential con-sumers. At the same time, at home, with imports from markets with devalued currencies entering the marketplace at record levels, corporations have very little, if any, pricing power. This, coupled with increasing wage pressures from a tight domestic labor market, is beginning to squeeze profit margins-- and should soon impact corporate profits and growth.

Previously, increases in productivity have more or less offset many of these pressures. At this point, however, productivity has slowed. Consequently, af-ter years of simply fantastic performance, we expect to see corporate profit growth slow to lower--albeit very respectable by historic norms--levels. Thus, earnings estimates may appear overly optimistic even while stocks are valued at peak multiples and profits.

 . . . AND WHAT IT SHOWS.

Consequently, we believe now is the time to approach the markets cautiously. Looking out longer term, we are extremely optimistic regarding the markets. It is our view that our economy has never been stronger, our corporations have never been leaner, and the potential has never been as bright. Over the short term, however, upside potential is somewhat limited, and downside risk is in-creasing.

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998

In short, many trends that have fueled our past advances may be running out of steam now. So, rather than seeing another year of double-digit gains in stock prices, we would not be surprised to see the market return to its historic norm of 9%.

Sincerely,

/s/ Mark R. Kummerer

Mark R. Kummerer
Director

Portfolio Performance Discussion
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1998

MID CAPITALIZATION FUND

Investors' attention continued to focus on liquidity during the six months ended June 30, 1998. As a result, the largest and best-known names performed well during the period. Nonetheless, because the vast majority of mid- and smaller capitalization stocks were overlooked and undervalued in comparison, several of the portfolio's holdings made impressive gains.

Over the course of the period, Health Management Associates (3.2% of the port-folio's net assets), Sun America (3.1%) and Finova (2.1%) all gained 50% or more. Chancellor Media Corp. (2.9%)* rose an astonishing 112%. Nevertheless, with market sentiment clearly favoring larger capitalization issues, mid-cap stocks lagged, and smaller capitalization issues more or less wilted from ne-glect. Focused on these sectors, and with a sizable portion of its assets in-vested in small-cap issues, the Fund's performance lagged as well. For the six months ended June 30, 1998, the Fund posted a total return of 13.21%.**

SENTIMENTAL FAVORITES

We remain very optimistic about the Fund's prospects in the year ahead. True to any growth strategy, the portfolio is heavily weighted in health care and technology: two sectors that we believe have more growth potential than many others. In addition, the Fund has sizable positions in consumer cyclicals; due to the economy's strong growth and high consumer confidence, we expect to see this sector produce strong results in the coming year.

At the same time, however, investors still clearly favor larger capitalization issues, and they may continue to outperform over the near-term. Nonetheless, at some point, sentiment will shift. And, when it does, a correction would not be surprising. At the very least, we could see a very choppy market. As a re-sult, we expect to approach the market cautiously and maintain our highly dis-ciplined earnings-growth approach to investing in mid-cap securities.

As of June 30, 1998, the top five holdings in the Fund's portfolio were Health Management Associates (3.2% of the portfolio's net assets), Sun America (3.1%), Chancellor Media Corp. (2.9%), Paychex (2.8%) and Omnicare (2.7%).*
-------
 * Portfolio composition is subject to change.
** Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Mid Capitalization Fund

   Average Annual Total Return
      As of June 30, 1998
----------------------------------
        Since Inception
           (9/23/93)
             13.91%
----------------------------------
            One Year
             23.81%
----------------------------------

                        Return on a $10,000 Investment
                                (9/93 to 6/98)

                           [LINE GRAPH APPEARS HERE]

                            Mid Capitalization      S&P MidCap 400
                                   Fund                 Index

                 12/93            10,170                11,108
                 12/94             9,640                10,710
                 12/95            12,440                14,095
                 12/96            14,600                16,801
                 12/97            15,030                17,459
                 06/98            18,608                22,190

--------------------------------------------------------------------------------

The Fund's performance is compared to the Standard & Poor's MidCap 400 Index to better reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1998


SMALL CAPITALIZATION FUND+

Despite the strength of many companies in this sector, market sentiment con-tinued to favor larger cap issues over the six months ended June 30, 1998. As a result, while the earnings and profits of many of our holdings increased at a rate double or triple that of large-cap issues, the stock prices of most re-mained stable--or, in the case of health-care stocks, weakened.

Given the lack of interest in the sector, bright moments were few. Neverthe-less, there were some, and they were impressive. With fundamentals simply too attractive to be ignored, Omni Energy Services (0.6% of the portfolio's net assets), Envoy (1.9%) and Staff Leasing (1.8%)* soared 40% or more over the course of the period. Overall, however, the period was a discouraging one for small-cap growth investors. For the six months ended June 30, 1998, the Fund produced a total return of 7.30%.**

OUTSTANDING VALUES

Very simply, the continued and persistent underperformance of smaller compa-nies is confounding. Clearly, the increase in acquisition activity, which ben-efited the portfolio in the period just ended, is a strong sign that larger companies see the depressed valuations of smaller companies, but, as yet, this realization has not spread to investors more generally. We believe it will, but timing is problematic.

With smaller companies showing better earnings growth than larger companies, the valuations at a discount to their larger cap counterparts and with acqui-sition activity heating up, we expect to see a change in sentiment toward smaller companies as the year progresses. While this is our expectation, our continued focus will be on individual sector and security selection. As in the past, our success there will determine long-term returns, whatever the back-ground markets trend.
-------
+ Small-capital funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
 * Portfolio composition is subject to change.
** Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Small Capitalization Fund

  Average Annual Total Return
     As of June 30, 1998
-------------------------------
        Since Inception
           (9/23/93)
            16.44%
-------------------------------
           One Year
            5.73%
-------------------------------

                        Return on a $10,000 Investment
                                (9/93 to 6/98)


                          Small Capitalization       Russell 2000
                                  Fund                   Index

               12/93             11,000                  11,092
               12/94             11,580                  10,890
               12/95             15,710                  13,987
               12/96             20,370                  16,299
               12/97             19,542                  16,613
               06/98             20,661                  19,356

--------------------------------------------------------------------------------

The Fund's performance is compared to the Russell 2000 Stock Index, which represents the performance of domestically traded common stocks of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1998

INTERNATIONAL DISCOVERY FUND+

To put it simply, markets around the world were extraordinarily turbulent over the six months ended June 30, 1998. As currency problems continued to plague Asian markets, investors worried that this crisis would seriously reduce global economic growth. At the same time, profound structural changes were taking place in Europe as markets there moved closer toward monetary union. These changes created a very positive environment for growth in the region.

Due to the fact that both Japanese and Southeast Asian stocks were de-empha-sized in the portfolio, the Fund was less impacted by events in Asian markets, or by the continuing declines in the Japanese economy. Continental European and the United Kingdom's middle- and smaller capitalization stocks comprised a much greater portion of the Fund's holdings. Here, however, much like the sit-uation in the U.S. domestic market, investors favored larger capitalization issues. Smaller and mid-cap issues--despite their fundamental strength-- lagged. Consequently, for the six months ended June 30, 1998, the Fund posted a total return of 12.66%,* versus its benchmark, the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which produced a total return of 16.08%.

GOING FORWARD

The environment for equities worldwide is uncertain as repercussions of events in Asia are felt around the globe. However, we believe selected markets are priced to perform well. In particular, we continue to believe Europe's markets are attractive due to economic growth, corporate restructuring and a benign interest rate outlook. Although share prices have risen, valuation is not problematic relative to world equity averages or bond yields. Consequently, we believe this region offers investors very real opportunity in the coming months and year.

As of June 30, 1998, the top five holdings in the Fund's portfolio were Altran Technologies (3.0% of the portfolio's net assets), SAP Preferred (2.9%), Oce Van Grinten (2.9%), Mannesmann AG (2.9%) and Nestles Reg. (2.6%).**
-------
 + International investing involves increased risk and volatility.
 * Past performance is not indicative of future results.
** Portfolio composition is subject to change.

--------------------------------------------------------------------------------
International Discovery Fund

   Average Annual Total Return
      As of June 30, 1998

--------------------------------
        Since Inception
           (9/23/93)
             7.41%
--------------------------------
            One Year
              3.74%
--------------------------------


                        Return on a $10,000 Investment
                                (9/93 to 6/98)

                           [LINE GRAPH APPEARS HERE]


            International Discovery      MSCI EAFE
                    Fund                   Index

               12/93              10,350                  9,037
               12/94               9,650                  9,740
               12/95              10,590                 10,832
               12/96              12,222                 11,486
               12/97              13,557                 14,411
               06/98              14,063                 15,330

--------------------------------------------------------------------------------

The Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1998

BOND FUND

In short, the six-month period ended June 30, 1998, was relatively quiet, yet positive in the fixed-income markets. Solid economic growth, benign inflation and a neutral Federal Reserve continued to put downward pressure on interest rates. In addition, turmoil in Asian markets prompted investors to seek qual-ity and safety--and many found it in the U.S. fixed-income markets. As a re-sult, rates fluctuated narrowly throughout the period.

Because the Fund was conservatively positioned, events in Asia did not signif-icantly or noticeably impact the Fund compared to many of its peers. In addi-tion, throughout the period, we moved quickly to capitalize on a number of ex-tremely attractive opportunities in the corporate sector as these bonds suf-fered a bout of the "Asian flu." As a result, the Fund performed strongly over the course of the six months ended June 30, 1998, producing a total return of 3.27%.*

A LONG-TERM PERSPECTIVE

Given the environment, the months ahead may be even quieter for bond invest-ors--which, we believe, will significantly reduce opportunities to implement short-term strategies. Longer-term sector strategies seem to hold the greatest prospect for success, and consequently, in the coming months, barring any sig-nificant change in the environment, we expect to focus our efforts in this ar-ea.

As of June 30, 1998, approximately 40.7% of the Fund's net assets were in-vested in corporate bonds, 25.9% in U.S. Treasury and agency securities, 16.8% in asset-backed securities and 16.7% in mortgage-backed securities, with the remainder invested in a range of government securities.** As of the same date, the average maturity of the portfolio's holdings was 9.3 years; the average credit quality, AAA.
-------
 * Past performance is not indicative of future results.
** Portfolio composition is subject to change.

The Parkstone Advantage Fund is a family of mutual funds distributed by BISYS Fund Services. For more complete information on the Parkstone Advantage Fund, including fees, expenses and sales charges, please call 1-800-451-8377 for a free prospectus. Please read the prospectus carefully before investing or sending money.

THIS MATERIAL IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

--------------------------------------------------------------------------------
Bond Fund

 Average Annual Total Return
     As of June 30, 1998
------------------------------
       Since Inception
          (9/23/93)
            4.76%
------------------------------
          One Year
           8.69%
------------------------------


                        Return on a $10,000 Investment
                                (9/93 to 6/98)

                           [LINE GRAPH APPEARS HERE]


                                             Salomon Brothers
                              Bond Fund         Broad Index

                      12/93      9,960             10,010
                      12/94      9,424              9,725
                      12/95     11,024             11,531
                      12/96     11,226             11,948
                      12/97     11,487             12,304
                      06/98     12,481             13,607

--------------------------------------------------------------------------------

The Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)

                                                                                       MID          SMALL      INTERNATIONAL
                                                                        BOND     CAPITALIZATION CAPITALIZATION   DISCOVERY
                                                                        FUND          FUND           FUND           FUND
                                                                     -----------   -----------    -----------    -----------
ASSETS:
Investments in securities, at value (Cost $12,346,831; $24,925,701;
  $20,345,413; and $15,153,688, respectively)......................  $12,508,740   $33,513,254    $26,512,543    $19,838,108
Repurchase agreements, at cost.....................................           --     5,901,071             --             --
                                                                     -----------   -----------    -----------    -----------
Total Investments..................................................   12,508,740    39,414,325     26,512,543     19,838,108
Foreign currency...................................................           --            --             --         12,536
Interest and dividends receivable..................................      162,565         9,290          2,983         26,227
Reclaim receivable.................................................           --            --             --         12,579
Receivable for currency contracts..................................           --            --             --         12,174
Receivable for investments sold....................................      149,984       364,344        553,927             --
Unamortized organization costs.....................................        1,011           609            530             --
Prepaid expenses and other assets..................................        4,277         4,253          3,132          4,852
                                                                     -----------   -----------    -----------    -----------
Total Assets.......................................................   12,826,577    39,792,821     27,073,115     19,906,476
                                                                     -----------   -----------    -----------    -----------
LIABILITIES:
Payable for return of collateral received for securities on loan...           --     7,400,800             --             --
Payable for investments purchased..................................      152,159            --        176,243             --
Payable for foreign currency contracts.............................           --            --             --         12,536
Accrued expenses and other payables:
  Investment advisory fees.........................................        1,021         3,439          2,866          2,771
  Administration fees..............................................        2,209         5,471          4,516          3,480
  Custodian fees...................................................           91           198            167          7,433
  Accounting and transfer agent fees...............................           --         1,002            831            856
  Legal and audit fees.............................................        3,663        13,981         13,163          8,488
  Trustees' fees...................................................          129           446            195            297
  Printing fees....................................................        3,391        11,673         10,405          9,431
  Other............................................................          867            42             38          1,906
                                                                     -----------   -----------    -----------    -----------
Total Liabilities..................................................      163,530     7,437,052        208,424         47,198
                                                                     -----------   -----------    -----------    -----------
NET ASSETS:
Capital............................................................   11,634,116    23,180,165     19,808,320     14,718,778
Accumulated undistributed net investment income (loss).............      910,450      (179,363)      (176,984)       (91,239)
Net unrealized appreciation from investments and translation of
 assets and liabilities in foreign currencies......................      161,909     8,587,553      6,167,130      4,551,413
Accumulated undistributed net realized gain (loss) from
 investment and foreign currency transactions......................      (43,428)      767,414      1,066,225        680,326
                                                                     -----------   -----------    -----------    -----------
Net Assets.........................................................  $12,663,047   $32,355,769    $26,864,691    $19,859,278
                                                                     ===========   ===========    ===========    ===========
Outstanding units of beneficial interest (shares)..................    1,145,721     2,007,899      1,462,798      1,422,387
                                                                     ===========   ===========    ===========    ===========
Net asset value -- redemption price per share......................  $     11.05   $     16.11    $     18.37    $     13.96
                                                                     ===========   ===========    ===========    ===========


See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Advantage Fund              For the Six Months Ended June 30, 1998
                                                                     (Unaudited)

                                          MID           SMALL      INTERNATIONAL
                             BOND    CAPITALIZATION CAPITALIZATION   DISCOVERY
                             FUND         FUND           FUND          FUND
                           --------  -------------- -------------- -------------
INVESTMENT INCOME:
Interest income..........  $388,062    $      --      $       94    $      --
Dividend income..........    17,268        55,283         37,565       189,654
Securities lending in-
 come....................       --          9,677            --            --
Foreign tax withholding..       --            --             --        (18,994)
                           --------    ----------     ----------    ----------
  Total Income...........   405,330        64,960         37,659       170,660
                           --------    ----------     ----------    ----------
EXPENSES:
Investment advisory fees.    45,056       157,277        134,510       121,484
Administration fees......    12,177        31,456         26,902        19,438
Custodian and accounting
 fees....................     9,206        11,799         11,176        24,999
Legal and audit fees.....     4,115        17,739         17,374        11,034
Organization costs.......       957           742            821           895
Registration and filing
 fees....................       199         1,172          1,529           193
Trustees' fees and ex-
 penses..................     1,107         3,288          2,868         1,896
Transfer agent fees......     7,220         7,220          7,228         7,220
Printing costs...........     2,851        13,390         11,887         7,261
Other....................        87           240            348         1,269
                           --------    ----------     ----------    ----------
  Total Expenses.........    82,975       244,323        214,643       195,689
                           --------    ----------     ----------    ----------
Net Investment Income
 (Loss)..................   322,355      (179,363)      (176,984)      (25,029)
                           --------    ----------     ----------    ----------
REALIZED/UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss)
 from investment
 transactions and foreign
 currency transactions...   120,105       831,122      1,760,690       706,968
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilites in
 foreign currencies......   (47,708)    3,237,435        281,354     1,629,138
                           --------    ----------     ----------    ----------
Net realized/unrealized
 gain (loss) from
 investments.............    72,397     4,068,557      2,042,044     2,336,106
                           --------    ----------     ----------    ----------
Change in net assets re-
 sulting from operations.  $394,752    $3,889,194     $1,865,060    $2,311,077
                           ========    ==========     ==========    ==========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                    BOND FUND               MID CAPITALIZATION FUND
                          -----------------------------  -----------------------------
                          SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                              JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                1998           1997            1998           1997
                          ---------------- ------------  ---------------- ------------
                             (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)................    $   322,355    $   569,913     $  (179,363)   $  (244,850)
 Net realized gain
  (loss) from investment
  transactions..........        120,105         63,027         831,122         21,346
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........        (47,708)       170,944       3,237,435      3,644,864
                            -----------    -----------     -----------    -----------
Change in net assets re-
 sulting from opera-
 tions..................        394,752        803,884       3,889,194      3,421,360
                            -----------    -----------     -----------    -----------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come..................            --        (416,938)            --             --
 From net realized gains
  from investment trans-
  actions...............            --             --              --      (4,029,590)
 In excess of net real-
  ized gains from in-
  vestment transactions.            --             --              --         (37,172)
                            -----------    -----------     -----------    -----------
Change in net assets
 from shareholder dis-
 tributions.............            --        (416,938)            --      (4,066,762)
                            -----------    -----------     -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      2,279,884      2,700,591       2,615,037      9,574,756
 Dividends reinvested...            --         416,938             --       4,066,762
 Cost of shares re-
  deemed................     (1,867,776)    (1,402,718)     (5,207,641)    (5,977,525)
                            -----------    -----------     -----------    -----------
Change in net assets
 from shares transac-
 tions..................        412,108      1,714,811      (2,592,604)     7,663,993
                            -----------    -----------     -----------    -----------
Change in net assets....        806,860      2,101,757       1,296,590      7,018,591
NET ASSETS:
 Beginning of period....     11,856,187      9,754,430      31,059,179     24,040,588
                            -----------    -----------     -----------    -----------
 End of period..........    $12,663,047    $11,856,187     $32,355,769    $31,059,179
                            ===========    ===========     ===========    ===========
CAPITAL SHARE TRANSAC-
 TIONS:
 Issued.................        210,227        257,089         169,985        667,987
 Reinvested.............            --          40,323             --         291,943
 Redeemed...............       (172,122)      (133,754)       (345,414)      (423,731)
                            -----------    -----------     -----------    -----------
 Change in shares.......         38,105        163,658        (175,429)       536,199
                            ===========    ===========     ===========    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                                     SMALL CAPITALIZATION FUND        INTERNATIONAL DISCOVERY FUND
                                                                   --------------------------------  -------------------------------
                                                                   SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                                       JUNE 30,        DECEMBER 31,      JUNE 30,       DECEMBER 31,
                                                                        1998              1997             1998             1997
                                                                   ----------------   -------------  ----------------   ------------
                                                                     (UNAUDITED)                        (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income (loss)....................................    $  (176,984)     $  (307,909)      $   (25,029)    $   (87,819)
 Net realized gain (loss) from investment transactions
  and foreign currency transactions..............................      1,760,690         (687,260)          706,968         377,500
 Net change in unrealized appreciation (depreciation) from
  investments and translation of assets and liabilities in
  foreign currencies.............................................        281,354         (135,425)        1,629,138          (1,551)
                                                                     -----------      -----------       -----------     -----------
Change in net assets resulting from operations...................      1,865,060       (1,130,594)        2,311,077         288,130
                                                                     -----------      -----------       -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains from investment transactions............             --         (139,967)          (80,360)             --
                                                                     -----------      -----------       -----------     -----------
Change in net assets from shareholder distributions..............             --         (139,967)          (80,360)             --
                                                                     -----------      -----------       -----------     -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.....................................      2,183,658        9,004,859         1,138,692       5,616,329
 Dividends reinvested............................................             --          139,967            80,244
 Cost of shares redeemed.........................................     (4,044,499)      (5,509,017)       (2,374,736)     (4,120,845)
                                                                     -----------      -----------       -----------     -----------
Change in net assets from shares transactions....................     (1,860,841)       3,635,809        (1,155,800)      1,495,484
                                                                     -----------      -----------       -----------     -----------
Change in net assets.............................................          4,219        2,365,248         1,074,917       1,783,614
NET ASSETS:
 Beginning of period.............................................     26,860,472       24,495,224        18,784,361      17,000,747
                                                                     -----------      -----------       -----------     -----------
 End of period...................................................    $26,864,691      $26,860,472       $19,859,278     $18,784,361
                                                                     ===========      ===========       ===========     ===========
CAPITAL SHARE TRANSACTIONS:
 Issued..........................................................        122,349          547,940            85,550        443,342
 Reinvested......................................................             --            7,665             5,619             --
 Redeemed........................................................       (228,431)        (332,723)         (179,220)      (328,257)
                                                                     -----------      -----------       -----------     ----------
 Change in shares................................................       (106,082)         222,882           (88,051)       115,085
                                                                     ===========      ===========       ===========     ==========

See notes to financial statements.

Statements of Cash Flows
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)

                                                                       MID
                                                                  CAPITALIZATION
                                                                       FUND
                                                                  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Total investment income.......................................   $     64,960
  Net expenses..................................................       (244,323)
                                                                   ------------
   Net investment income (loss).................................       (179,363)
Adjustments to reconcile net investment income to net cash pro-
 vided (used) by operating activities:
  Change in interest and dividend receivable....................         (5,089)
  Change in accrued expenses and other assets...................         (2,435)
                                                                   ------------
  Total adjustments.............................................         (7,524)
                                                                   ------------
   Net cash provided (used) by operating activities.............       (186,887)
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments............................     14,305,767
  Purchases of investments......................................    (11,526,306)
  Net purchases of short-term investments.......................      7,400,800
                                                                   ------------
   Net cash provided (used) by investing activities.............     10,180,261
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...................................      2,615,037
  Cost of shares redeemed.......................................     (5,207,641)
  Net proceeds received from short-term borrowings..............     (7,400,800)
                                                                   ------------
   Net cash provided (used) by financing activities.............     (9,993,404)
Net increase (decrease) in cash.................................            (30)
Cash at beginning of period.....................................             30
                                                                   ------------
Cash at end of period...........................................   $         --
                                                                   ============

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
Bond Fund                                                            (Unaudited)


 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------   -----------

 ASSET BACKED SECURITIES (13.0%):
 $  194,482 Banc One Auto Grantor Trust,
             Series A, 6.27%, 11/20/03...........................   $   195,420
    185,867 Banc One Auto Grantor Trust, Series B, 6.29%,
             7/20/04.............................................       187,348
    315,000 Discover Card Master Trust,
             6.05%, 8/18/08......................................       316,849
    300,000 First Plus Home Loan Trust,
             6.27%, 5/10/13......................................       300,656
    100,000 Green Tree Financial Corp.,
             6.90%, 4/15/19......................................       101,311
     36,210 Lehman FHA--Title 1 Loan Trust, 6.78%, 3/25/08.......        36,401
    150,000 Sears Credit Account Master Trust, 6.50%, 10/15/03...       151,078
    370,000 UCFC Home Equity Loan 98-B A8, 6.18%, 10/15/29.......       368,671
                                                                    -----------
  Total Asset Backed Securities                                       1,657,734
                                                                    -----------
 MORTGAGE-BACKED SECURITIES (4.8%):
    250,000 First Union, 6.56%, 11/18/08.........................       257,578
    300,000 Sequoia Trust 3A, 6.35%, 6/25/28.....................       299,625
     47,699 Structured Asset Securities Co.,
             7.50%, 8/25/26......................................        47,892
                                                                    -----------
  Total Mortgage-Backed Securities                                      605,095
                                                                    -----------
 CORPORATE BONDS (41.9%):
 Automotive Finance (2.1%):
    250,000 Ford Motor Credit, 8.20%, 2/15/02....................       267,188
                                                                    -----------
 Banking (3.0%):
    325,000 Swiss Bank, 7.75%, 9/1/26............................       375,375
                                                                    -----------
 Consumer Goods & Services (2.4%):
    300,000 Nike, Inc., 6.38%, 12/1/03...........................       304,125
                                                                    -----------
 Financial Services (15.1%):
    250,000 Associates Corp., 6.00%, 4/15/03.....................       248,750
    285,000 Chase Capital II, 6.36%, 2/1/27......................       278,593
    250,000 Countrywide Home, 6.84%, 10/22/04....................       257,188
    125,000 General Electric Capital Corp.,
             7.62%, 5/8/00.......................................       128,750
    370,000 General Electric Capital Corp.,
             6.18%, 6/25/15......................................       369,132
    275,000 Salomon Smith Barney,
             6.25%, 1/15/05......................................       272,594
    325,000 Travelers Capital, Series II,
             7.75%, 12/1/36......................................       347,344
                                                                    -----------
                                                                      1,902,351
                                                                    -----------
 Food & Household Products (2.7%):
    350,000 Nabisco, Inc., 6.38%, 2/1/35.........................       347,375

 Foreign Governments (2.1%):
 $  250,000 Quebec Province, 13.00%, 10/1/13......................   $   265,625
                                                                     -----------
 Industrial Goods & Services (10.0%):
    250,000 Honeywell, Inc., 6.75%, 3/15/02.......................       256,875
    105,000 IBM Corp., 6.50%, 1/15/28.............................       104,869
    300,000 Monsanto Co., 6.11%, 2/3/05...........................       301,125
    300,000 Northrop-Grumman, 7.88%, 3/1/26.......................       343,499
    250,000 Times Mirror Co., 6.61%, 9/15/27......................       259,063
                                                                     -----------
                                                                       1,265,431
                                                                     -----------
 Oil & Gas (2.0%):
    240,000 Amoco Canada, 6.75%, 2/15/05..........................       250,800
                                                                     -----------
 Resorts & Entertainment (1.3%):
    150,000 Time Warner Entertainment,
             9.63%, 5/1/02........................................       167,813
                                                                     -----------
 Telecommunications (1.2%):
    150,000 GTE Southwest, 6.54%, 12/1/05.........................       153,375
                                                                     -----------
  Total Corporate Bonds                                                5,299,458
                                                                     -----------
 GOVERNMENT OBLIGATIONS (36.5%):
 Mortgage Pass Thrus (13.6%):
 Federal National Mortgage Assoc. (6.4%):
    300,000 8.00%, 2/25/21........................................       308,742
    340,943 7.00%, 9/1/27.........................................       345,679
    151,114 6.50%, 11/1/27........................................       150,463
                                                                     -----------
                                                                         804,884
                                                                     -----------
 Government National Mortgage Assoc. (7.2%):
    207,252 6.50%, 9/15/23........................................       206,864
    687,558 7.50%, 8/15/25........................................       708,461
                                                                     -----------
                                                                         915,325
                                                                     -----------
                                                                       1,720,209
                                                                     -----------
 U.S. Treasury Obligations (22.9%):
 U.S. Treasury Bonds (1.7%):
    200,000 6.38%, 8/15/27........................................       219,842
                                                                     -----------
 U.S. Treasury Notes (21.2%):
    100,000 6.25%, 6/30/02........................................       102,441
    410,000 6.25%, 8/31/02........................................       420,398
    350,000 7.88%, 11/15/04.......................................       392,917
  1,660,000 6.50%, 10/15/06.......................................     1,761,259
                                                                     -----------
                                                                       2,677,015
                                                                     -----------
                                                                       2,896,857
                                                                     -----------
  Total Government Obligations                                         4,617,066
                                                                     -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
Bond Fund                                                            (Unaudited)

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 INVESTMENT COMPANIES (2.6%):
    329,387 Federated Prime Money Market..........................   $   329,387
                                                                     -----------
  Total Investment Companies                                             329,387
                                                                     -----------
  Total Investments (Cost $12,346,831)(a)--98.8%                      12,508,740
  Other assets in excess of liabilities--1.2%                            154,307
                                                                     -----------
  Total Net Assets--100.0%                                           $12,663,047
                                                                     ===========

-------
Percentages indicated are based on net assets of $12,663,047.

(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
         Unrealized appreciation................................. $192,130
         Unrealized depreciation.................................  (30,221)
                                                                  --------
         Net unrealized appreciation............................. $161,909
                                                                  ========

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
Mid Capitalization Fund                                              (Unaudited)


SHARES OR
PRINCIPAL                 SECURITY                   MARKET
 AMOUNT                  DESCRIPTION                  VALUE
---------  --------------------------------------- -----------
COMMON STOCKS (94.3%):
Apparel/Shoes (1.0%):
    7,300  Brylane, Inc.(b)(c).................... $   335,800
                                                   -----------
Broadcasting & Publishing (6.4%):
   27,400  CanWest Global
            Communications Corp. .................     440,113
   19,300  Chancellor Media Corp.(b)(c)...........     958,365
    6,150  Clear Channel Communications, Inc.(b)..     671,119
                                                   -----------
                                                     2,069,597
                                                   -----------
Building Products (1.2%):
   13,400  Royal Group Technologies Ltd.(b).......     388,600
                                                   -----------
Business Services (10.2%):
   13,300  BA Merchant Services, Inc.(b)..........     268,494
   12,400  Cambridge Technology Partners, Inc.(b).     677,350
   11,100  Cintas Corp............................     566,100
   18,075  Concord EFS, Inc.(b)...................     472,209
   22,480  Paychex, Inc...........................     914,654
   10,200  U.S. Rentals, Inc.(b)..................     402,263
                                                   -----------
                                                     3,301,070
                                                   -----------
Commercial Services (0.9%):
    6,500  Central Parking Corp...................     295,750
                                                   -----------
Computer Services (2.4%):
   20,600  SunGard Data Systems, Inc.(b)..........     790,525
                                                   -----------
Computer Software & Peripherals (10.8%):
   13,800  BMC Software, Inc.(b)(c)...............     716,737
   18,400  Cadence Design Systems, Inc.(b)(c).....     575,000
    9,400  Citrix Systems, Inc.(b)................     642,724
   12,600  Parametric Technology Corp.(b).........     341,775
    6,800  PeopleSoft, Inc.(b)....................     319,600
    8,100  VERITAS Software Corp.(b)..............     335,138
   11,700  Visio Corp.(b).........................     558,675
                                                   -----------
                                                     3,489,649
                                                   -----------
Data Processing & Reproduction (3.4%):
   19,800  Fiserv, Inc.(b)........................     840,881
    5,400  Sterling Commerce, Inc.(b)(c)..........     261,900
                                                   -----------
                                                     1,102,781
                                                   -----------
Educational Services (4.4%):
    8,400  Apollo Group, Inc.(b)(c)...............     277,725
   11,200  CBT Group PLC(b).......................     599,200
   16,575  Sylvan Learning Systems, Inc.(b).......     542,831
                                                   -----------
                                                     1,419,756
                                                   -----------
Financial Services (9.1%):
    3,600  Cmac Investment Corp. .................     221,400
   12,300  Finova Group, Inc. ....................     696,488
   10,800  Nationwide Financial Services..........     550,800
   17,700  Ocwen Financial Services Corp.(b)......     475,688
   17,600  SunAmerica, Inc.(c)....................   1,010,899
                                                   -----------
                                                     2,955,275
                                                   -----------
Funeral Services (3.4%):
   14,300  Service Corp. International............     613,112
   17,900  Stewart Enterprises....................     476,588
                                                   -----------
                                                     1,089,700
                                                   -----------
Health & Personal Care (0.8%):
   10,100  Alberto-Culver Co.(c)..................     256,288
                                                   -----------
Health Care--Services (9.3%):
    7,100  Health Care & Retirement Corp.(b)......     280,006
   31,625  Health Management Associates, Inc.(b) .   1,057,460
   22,900  Omnicare, Inc. ........................     873,063
    8,900  Quintiles Transnational Corp.(b).......     437,769
   10,200  Total Renal Care Holdings, Inc.(b)(c)..     351,900
                                                   -----------
                                                     3,000,198
                                                   -----------
Manufacturing--Consumer Goods (2.2%):
   14,300  Newell Co. ............................     712,319
                                                   -----------
Medical Equipment & Supplies (3.0%):
    6,800  Guidant Corp. .........................     484,925
   10,200  Henry Schein, Inc.(b)..................     470,475
                                                   -----------
                                                       955,400
                                                   -----------
Oilfield Services & Equipment (3.1%):
    4,800  Camco International, Inc. .............     373,800
    7,100  Cooper Cameron Corp.(b)................     362,100
   24,700  Newpark Resources, Inc.(b).............     274,788
                                                   -----------
                                                     1,010,688
                                                   -----------
Pharmaceuticals (1.3%):
    9,900  Dura Pharmaceuticals, Inc.(b)(c).......     221,512
    5,900  Jones Medical Industries, Inc. ........     195,438
                                                   -----------
                                                       416,950
                                                   -----------
Resorts & Entertainment (1.5%):
    6,300  Royal Caribbean Cruises Ltd.(c)........     500,850
                                                   -----------
Retail Stores (8.1%):
   10,656  Dollar General Corp.(c)................     421,578
   27,200  Family Dollar Stores...................     503,200
   14,200  Linens 'N Things, Inc.(b)..............     433,988
   21,600  MSC Industrial Direct Co., Inc.(b).....     615,600
   20,200  Office Depot, Inc.(b)(c)...............     637,562
                                                   -----------
                                                     2,611,928
                                                   -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
Mid Capitalization Fund                                              (Unaudited)


 SHARES OR
 PRINCIPAL                       SECURITY                           MARKET
  AMOUNT                        DESCRIPTION                         VALUE
 --------- ----------------------------------------------------  -----------
 COMMON STOCKS, CONTINUED:
 Semiconductors (1.1%):
    11,400 Vitesse Semiconductor Corp.(b)......................  $   351,975
                                                                 -----------
 Technology (5.0%):
    10,000 MRV Communications(b)(c)............................      207,500
     9,900 Qwest Communications International, Inc.(b).........      345,263
     6,200 Sanmina Corp.(b)(c).................................      268,925
     8,900 Symbol Technologies, Inc. ..........................      335,975
     7,100 Uniphase Corp.(b)(c)................................      445,746
                                                                 -----------
                                                                   1,603,409
                                                                 -----------
 Telecommunications--Services & Equipment (2.0%):
     9,200 Electric Lightwave(b)...............................      101,775
     7,500 McLeod USA, Inc.(b).................................      291,563
    20,000 West TeleServices Corp.(b)..........................      242,500
                                                                 -----------
                                                                     635,838
                                                                 -----------
 Transportation & Shipping (1.3%):
     8,600 Kansas City Southern Industries, Inc. ..............      426,775
                                                                 -----------
 Wholesale Distribution (0.7%):
    16,700 Brightpoint, Inc.(b)(c).............................      242,150
                                                                 -----------
 Wholesale Distribution--Pharmaceuticals (1.7%):
      5,850 Cardinal Health, Inc. .............................  $   548,438
                                                                 -----------
  Total Common Stocks                                             30,511,709
                                                                 -----------
 INVESTMENT COMPANIES (4.6%):
    501,816 Federated Prime Money Market.......................      501,816
  1,000,000 Provident T-Fund...................................    1,000,000
                                                                 -----------
  Total Investment Companies                                       1,501,816
                                                                 -----------
 SHORT TERM SECURITIES PURCHASED WITH COLLATERAL (22.9%):
 Commercial Paper (4.6%):
 $1,500,000 Lehman Brothers Holding, Inc.,
             6.50%, 7/1/98.....................................    1,499,729
                                                                 -----------
 Repurchase Agreements (18.3%):
  5,901,071 Paine Webber Triparty, 6.20%, 7/1/98
             (Collateralized by multiple mortgage backed
             securities with par of $397,212,497 and market
             value of $246,752,287)............................    5,901,071
                                                                 -----------
  Total Short Term Securities Purchased with Collateral            7,400,800
                                                                 -----------
  Total Investments (Cost $30,826,772)(a)--121.8%                 39,414,325
  Liabilities in excess of other assets--(21.8)%                  (7,058,556)
                                                                 -----------
  Total Net Assets--100.0%                                       $32,355,769
                                                                 ===========

-------
Percentages indicated are based on net assets of $32,355,769.


(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation............................... $9,536,473
         Unrealized depreciation...............................   (948,920)
                                                                ----------
         Net unrealized appreciation........................... $8,587,553
                                                                ==========

(b) Represents non-income producing securities.

(c) All or a portion of this security has been loaned at June 30, 1998.



See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998

Small Capitalization Fund                                            (Unaudited)


                           SECURITY                       MARKET
 SHARES                   DESCRIPTION                      VALUE
 ------ ---------------------------------------------   -----------
 COMMON STOCKS (95.8%):
 Advertising (2.0%):
 16,887 HA-LO Industries, Inc.(b)....................   $   525,608
                                                        -----------
 Business Services (20.5%):
  7,000 Applied Graphics Technologies, Inc.(b).......       320,250
 31,762 Concord EFS, Inc.(b).........................       829,781
  3,900 Dycom(b).....................................       131,625
 10,900 Envoy Corp.(b)...............................       516,387
  8,600 Hagler Bailly, Inc.(b).......................       222,525
  4,300 Inspire Insurance Solutions(b)...............       142,975
 13,000 International Telecommunications Data
         Systems, Inc.(b)............................       377,000
 17,800 Medquist, Inc.(b)............................       513,975
  4,800 Metzler Group, Inc.(b).......................       175,800
 13,250 NCO Group, Inc.(b)...........................       291,500
  7,400 NOVA Corp. (Georgia)(b)......................       264,550
 14,700 Novacare Employee Services(b)................       139,650
 21,600 Renaissance Worldwide, Inc.(b)...............       469,800
  8,200 SOS Staffing Services, Inc.(b)...............       144,013
 16,900 Staff Leasing, Inc.(b).......................       498,550
 15,850 Technology Solutions Co.(b)..................       502,247
                                                        -----------
                                                          5,540,628
                                                        -----------
 Computer Hardware (1.2%):
 11,850 Apex PC Solutions, Inc.(b)...................       330,319
                                                        -----------
 Computer Software & Peripherals (13.4%):
 11,600 Aspen Technologies, Inc.(b)..................       585,800
 13,000 Axnet Technologies, Inc.(b)..................       398,125
 12,150 Deltek Systems, Inc.(b)......................       297,675
  4,200 JDA Software Group, Inc.(b)..................       183,750
  4,800 Macrovision Corp.(b).........................       114,600
  5,000 MEMCO Software, Inc.(b)......................        95,000
  1,400 New Dimension Software(b)....................        46,988
 16,500 Pegasystems, Inc.(b).........................       447,563
 15,325 VERITAS Software Corp.(b)....................       634,071
 17,500 Visio Corp.(b)...............................       835,624
                                                        -----------
                                                          3,639,196
                                                        -----------
 Correctional Facilities (1.6%):
 18,100 Wackenhut Corrections Corp.(b)...............       426,481
                                                        -----------
 Environmental Services (1.5%):
  8,600 American Disposal Services(b)................       403,125
                                                        -----------
 Financial Services (7.7%):
  6,000 DVI, Inc.(b).................................       153,000
 19,300 Franchise Mortgage Acceptance Co.(b).........       503,006
 19,914 Imperial Credit Industries, Inc.(b)..........       467,979
  8,400 Metris Cos., Inc. ...........................       535,500
 15,400 Sirrom Capital Corp..........................       400,400
                                                        -----------
                                                          2,059,885
                                                        -----------
 Funeral Services (1.1%):
 12,100 Equity Corp. International(b)................   $   290,400
                                                        -----------
 Health Care--Services (12.7%):
 23,200 American Oncology Resources, Inc.(b).........       283,475
  7,100 Boron, Lepore & Assoc., Inc.(b)..............       269,800
 11,300 Capital Senior Living Corp.(b)...............       139,131
  9,700 Carematrix Corp.(b)..........................       261,294
  6,300 Concentra Managed Care, Inc.(b)..............       163,800
  3,900 Healthcare Financial Partners, Inc.(b).......       239,119
 16,100 NCS HealthCare, Inc., Class A(b).............       458,850
 30,500 Orthodontic Centers of America, Inc.(b)......       638,593
 15,400 Parexel International Corp.(b)...............       560,175
 13,150 Serologicals Corp.(b)........................       424,088
                                                        -----------
                                                          3,438,325
                                                        -----------
 Insurance (0.6%):
  6,900 Annuity & Life Re(b).........................       152,663
                                                        -----------
 Manufactured Housing (0.5%):
  6,600 Modtech, Inc.(b).............................       131,175
                                                        -----------
 Medical Equipment & Supplies (1.4%):
  2,900 Cryolife, Inc.(b)............................        45,675
  7,300 Molecular Devices Corp.(b)...................       117,713
  4,600 Sabratek Corp.(b)............................       104,650
  6,400 Schick Technologies, Inc.(b).................        98,800
                                                        -----------
                                                            366,838
                                                        -----------
 Merchandising (0.8%):
  5,500 QRS Corp.(b).................................       206,938
                                                        -----------
 Oilfield Services & Equipment (2.1%):
 23,100 IRI International Corp.(b)...................       255,543
 10,300 Key Energy Group, Inc.(b)....................       135,188
 11,800 Omni Energy Services(b)......................       160,775
                                                        -----------
                                                            551,506
                                                        -----------
 Pharmaceuticals (3.2%):
 17,400 Dura Pharmaceuticals, Inc.(b)................       389,325
 14,375 Jones Medical Industries, Inc................       476,172
                                                        -----------
                                                            865,497
                                                        -----------
 Printing & Publishing (1.8%):
  8,150 Consolidated Graphics, Inc.(b)...............       480,850
                                                        -----------
 Records Management (2.3%):
  2,800 F.Y.I., Inc.(b)..............................        79,800
  8,600 Iron Mountain, Inc.(b).......................       384,850
  2,800 Lason, Inc.(b)...............................       152,600
                                                        -----------
                                                            617,250
                                                        -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
Small Capitalization Fund                                            (Unaudited)


                            SECURITY                        MARKET
 SHARES                    DESCRIPTION                       VALUE
 ------ -----------------------------------------------  -----------
 COMMON STOCKS, CONTINUED:
 Rental Equipment Furniture (3.4%):
 15,000 Rental Service Corp.(b)........................  $   504,375
 14,300 Renter's Choice, Inc.(b).......................      405,763
                                                         -----------
                                                             910,138
                                                         -----------
 Resorts & Entertainment (3.3%):
 10,350 Family Golf Centers, Inc.(b)...................      261,984
 21,200 Signature Resorts, Inc.(b).....................      349,800
 14,300 Vistana, Inc.(b)...............................      262,763
                                                         -----------
                                                             874,547
                                                         -----------
 Restaurants (2.5%):
 18,250 Landry's Seafood Restaurants(b)................      330,210
 14,500 The Cheesecake Factory(b)......................      328,063
                                                         -----------
                                                             658,273
                                                         -----------
 Retail--Speciality Stores (1.4%):
  9,300 Insight Enterprises(b).........................      372,000
                                                         -----------
 Retail Stores (2.3%):
  7,900 Party City Corp.(b)............................      232,063
 11,475 The Men's Warehouse, Inc.(b)...................      378,675
                                                         -----------
                                                             610,738
                                                         -----------
 Technology (2.6%):
 16,400 Sanmina Corp.(b)...............................      711,350
                                                         -----------
 Telecommunications--Services & Equipment (2.8%):
 10,600 Pacific Gateway Exchange, Inc.(b)..............      424,662
 13,200 SmarTalk Teleservices, Inc.(b).................      192,225
 14,900 USN Communications, Inc.(b)....................      132,238
                                                         -----------
                                                             749,125
                                                         -----------
 Transportation & Shipping (1.1%):
  8,200 Eagle USA Airfreight, Inc.(b)..................  $   284,438
                                                         -----------
 Wholesale Distribution (2.0%):
 37,700 Brightpoint, Inc.(b)...........................      546,650
                                                         -----------
  Total Common Stocks                                     25,743,943
                                                         -----------
 FOREIGN COMMON STOCKS (2.5%):
 Canada (0.6%):
 Computer Software (0.6%):
 13,100 Discreet Logic, Inc.(b)........................      152,288
                                                         -----------
 Israel (1.1%):
 Computer Hardware (1.1%):
  7,900 Nice Systems Ltd.(b)...........................      296,249
                                                         -----------
 Medical Equipment & Supplies (0.8%):
  6,550 ESC Medical Systems Ltd.(b)....................      221,063
                                                         -----------
  Total Foreign Common Stocks                                669,600
                                                         -----------
 INVESTMENT COMPANIES (0.4%):
 91,000 Federated Prime Money Market...................       91,000
  8,000 Provident T-Fund...............................        8,000
                                                         -----------
  Total Investment Companies                                  99,000
                                                         -----------
  Total Investments (Cost $20,345,413)(a)--98.7%          26,512,543
  Other assets in excess of liabilities--1.3%                352,148
                                                         -----------
  Total Net Assets--100.0%                               $26,864,691
                                                         ===========

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
International Discovery Fund                                         (Unaudited)


                     SECURITY                 MARKET
  SHARES            DESCRIPTION                VALUE
  ------ --------------------------------   -----------
 COMMON STOCKS (92.4%):
 Argentina (0.5%):
   3,400 YPF Sociedad Anonima, ADR.......   $   102,213
                                            -----------
 Australia (2.1%):
  25,000 CSL Ltd.(b).......................     161,778
  20,000 Leighton Holdings...............        70,037
   4,600 Lend Lease Corp. Ltd............        93,005
  11,398 Wesfarmers......................        84,663
                                            -----------
                                                409,483
                                            -----------
 Austria (0.3%):
     550 VA Technologies AG..............        68,431
                                            -----------
 Belgium (2.7%)
     500 Barco N.V.......................       139,747
     500 Colrayt N.V.....................       392,368
                                            -----------
                                                532,115
                                            -----------
 Canada (1.2%):
   5,000 Bombardier, Inc., Class B.......       136,004
  12,000 CAE, Inc. ......................       101,595
                                            -----------
                                                237,599
                                            -----------
 Chile (0.5%):
   4,450 Cia de Telecomunicaciones de
          Chile SA, ADR(b).................      90,391
                                            -----------
 Denmark (0.9%):
   1,000 Carli Gry International.........        80,704
     650 Novo-Nordisk AS, Series B.......        89,602
                                            -----------
                                                170,306
                                            -----------
 Finland (4.2%):
   3,000 Fnm Tieto Corporation...........       228,015
   2,500 Huhtamaki Group.................       143,079
   6,400 Nokia AB, Class A, ADR..........       464,400
                                            -----------
                                                835,494
                                            -----------
 France (10.8%):
   2,250 Alcatel Alstholm................       458,110
   2,680 Altran Technologies.............       608,604
   1,350 Carbone Lorraine................       119,682
     360 Essilor International...........       152,252
     450 Pinault-Printemps-Redoute SA....       376,611
   4,200 Sidel SA........................       305,655
     825 Television Francaise............       127,857
                                            -----------
                                              2,148,771
                                            -----------
 Germany (7.8%):
    2,520 Adidas AG......................   $   435,582
    2,500 Deutsche Pfandbrief-Und
           Hypothekenbank AG.............       199,442
    5,750 Mannesmann AG..................       583,272
    5,350 Siemens AG.....................       325,440
                                            -----------
                                              1,543,736
                                            -----------
 Greece (1.0%):
    2,800 Hellenic Bottling Co. SA.......        86,499
    4,444 Hellenic Telecommunication.....       113,930
                                            -----------
                                                200,429
                                            -----------
 Hong Kong (1.5%):
   66,000 Hong Kong & China Gas Co.
           Ltd.(b).......................        74,956
   27,000 Johnson Electric Holdings
           Ltd.(b).......................       100,005
   90,000 NG Fung Hong Ltd. .............        62,140
  197,000 Qingling Motors Co. ...........        54,662
                                            -----------
                                                291,763
                                            -----------
 Israel (0.6%):
    3,600 Teva Pharmaceutical Industries,
           Ltd...........................       126,675
                                            -----------
 Italy (2.8%):
   32,000 Bulgari SpA....................       167,781
    4,400 Gewiss SpA ....................        92,329
   16,000 Safilo SpA ....................       116,385
   30,000 Telecom Italia Mobile SpA .....       183,455
                                            -----------
                                                559,950
                                            -----------
 Japan (16.5%):
   14,000 Canon, Inc. ...................       317,758
   24,000 Casio Computer ................       222,906
    6,000 Fuji Photo Film Ltd. ..........       208,812
    4,900 Matsumotokiyoshi ..............       172,295
    1,800 Nintendo ......................       166,661
   15,000 Omron Corp. ...................       229,131
   16,000 Ricoh Co. Ltd. ................       168,433
    4,000 Rohm Corp. ....................       410,707
   10,000 Sankyo Co. Ltd. ...............       227,690
    3,400 Sony Corp. ....................       292,755
   18,000 Takeda Chemical Industries ....       478,582
    5,000 TDK Corp. .....................       369,276
      500 Union Tool(b) ....................     18,013
                                            -----------
                                              3,283,019
                                            -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
International Discovery Fund                                         (Unaudited)


                              SECURITY                         MARKET
  SHARES                    DESCRIPTION                        VALUE
  ------ -------------------------------------------------  -----------
 COMMON STOCKS, CONTINUED:
 Mexico (1.2%):
  5,140  Fomento Economico Mexicano, Sa de CV ADR.........   $  161,910
  2,700  Panamerican Beverages ADR .......................       84,881
                                                            -----------
                                                                246,791
                                                            -----------
 Netherlands (9.0%):
  6,542  Ahrend...........................................      213,541
  2,300  Draka Holding ...................................       93,618
  5,421  Getronics NV ....................................      281,127
  6,133  Internatio-Muller NV ............................      205,316
 13,600  Oce Van Grinten .................................      578,973
  3,006  Wolters Kluwer NV ...............................      412,578
                                                            -----------
                                                              1,785,153
                                                            -----------
 New Zealand (0.4%):
 28,387   Fisher & Paykel Industries Ltd..................       72,203
                                                            -----------
 Philippines (0.5%):
  4,000   Philippine Long Distance ADR....................       90,500
 Portugal (2.4%):
  9,000  Portugal Telecom SA .............................      476,438
 South Africa (1.1%):
 18,108  Dimension Data Holdings Ltd.(b) ....................    98,379
  3,400  Liberty Life Association of Africa ..............       66,730
  3,000  South African Breweries Ltd. ....................       62,139
                                                            -----------
                                                                227,248
                                                            -----------
 Spain (3.3%):
  6,000  Cortefiel SA.....................................      131,295
 25,950  Prosegur Cia Seuguridad SA ......................      309,353
 10,000  Talbacalera SA ..................................      205,108
                                                            -----------
                                                                645,756
                                                            -----------
 Sweden (2.4%):
  2,300  Assa Abloy AB, Class B...........................       90,414
 11,500  Atlas Copco AB ..................................      313,639
  4,200  Lindab AB, Class B ..............................       76,364
                                                            -----------
                                                                480,417
                                                            -----------
 Switzerland (5.6%):
    250  Nestle SA, Registered............................      535,004
    140  Novartis AG......................................      232,962
     35  Roche Holdings AG................................      343,699
                                                            -----------
                                                              1,111,665
                                                            -----------
 United Kingdom (13.1%):
  14,000 Airtours PLC.....................................   $  105,349
  10,200 Bodycote International...........................      179,548
  37,646 British Aerospace PLC............................      288,309
   8,150 Cobham PLC.......................................      142,782
  34,000 Compass Group PLC................................      391,432
   8,000 D.F.S. Furniture Co. PLC.........................       26,362
 121,533 Halma PLC (b)....................................      252,459
  22,000 Johnson Matthey PLC..............................      197,851
  10,214 Logica PLC (b)...................................      330,190
  85,000 Polypipe PLC.....................................      206,352
  16,000 Siebe PLC........................................      320,085
  33,000 TT Group PLC.....................................      162,704
                                                            -----------
                                                              2,603,423
                                                            -----------
  Total Common Stocks                                        18,339,969
                                                            -----------
 PREFERRED STOCKS (5.9%):
 Brazil (0.5%):
 180,000 Banco Itau S.A...................................      101,936
                                                            -----------
 Germany (5.4%):
   1,200 Fresenius AG.....................................      223,375
     290 Krones AG........................................      116,480
     860 SAP AG...........................................      584,599
     130 Wella............................................      146,922
                                                            -----------
                                                              1,071,376
                                                            -----------
  Total Preferred Stocks                                      1,173,312
                                                            -----------
 RIGHTS--FOREIGN SECURITIES (0.0%):
 Hong Kong (0.0%):
   3,000 Hong Kong & China Gas Co. Ltd....................          205
                                                            -----------
   Total Rights--Foreign Securities                                 205
                                                            -----------
 INVESTMENT COMPANIES (1.6%):
 127,234 Bank of California Sweep Account.................      127,234
 100,250 Highmark Diversified Money Market Fund...........      100,250
  97,138 Highmark US Government Money Market Fund.........       97,138
                                                            -----------
  Total Investment Companies                                    324,622
                                                            -----------
  Total Investments (Cost $15,153,688)(a)--99.9%             19,838,108
  Other assets in excess of liabilities--0.1%                    21,170
                                                            -----------
  Total Net Assets--100.0%                                  $19,859,278
                                                            ===========

-------
Percentages indicated are based on net assets of $19,859,278.

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
International Discovery Fund                                         (Unaudited)

At June 30, 1998, International Discovery Fund's investment concentration, by industry, was as follows:

         Banking & Financial Services     2.70%
         Computer Hardware               12.50%
         Consumer Goods & Services       17.50%
         Electrical & Electronic          8.80%
         Engineering                      9.00%
         Healthcare                       3.30%
         Machinery & Building Products   15.50%
         Pharmaceuticals                  6.10%
         Printing & Publishing            2.10%
         Retail                           3.90%
         Telecommunications               7.40%
         Other                           11.20%
                                        ------
         Total                          100.00%
                                        ======
-------
(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation............................... $5,432,562
         Unrealized depreciation...............................   (748,142)
                                                                ----------
         Net unrealized appreciation........................... $4,684,420
                                                                ==========
(b) Represents non-income producing securities.

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)

1. ORGANIZATION:

 The Parkstone Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

 The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Bond Fund, the Mid Capitalization Fund, the Small Capitalization Fund and the International Discovery Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of June 30, 1998 the only Participating Insurance Company is Security Benefit Life Insurance Company. First of America Bank Corporation ("FABC"), the parent of First of America Investment Corp. ("FIC"), recently completed its merger with National City Corporation ("NCC"), the parent corporation of National City Bank. As a result of the merger of FABC into NCC, FIC is a wholly-owned subsidiary of NCC. FIC serves as an investment adviser to the Group.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments in common and preferred stocks, corporate bonds, commercial paper and foreign government bonds and U.S. Government securities of the Funds, are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Amortization of premium or discount is recognized on the sale or maturity of the security for the Bond Fund. Investments in foreign securities in the International Discovery Fund are valued based on quotations from the primary market in which they are traded. Investments in investment companies are valued at their net asset values as reported by such investment companies. Repurchase Agreements held by the Funds are shown at original cost, which combined with accrued interest, approximates market value. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


Continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

  The International Discovery Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchanges rates.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

  LENDING PORTFOLIO SECURITIES:

  To generate additional income, the Funds, may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government Securities, Repurchase Agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed

Continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)

  income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for the Mid Capitalization Fund. As of June 30, 1998, the following Fund had securities with the following market values on loan:

                                                           MARKET   MARKET VALUE
                                                          VALUE OF   OF LOANED
                                                         COLLATERAL  SECURITIES
                                                         ---------- ------------
   Mid Capitalization Fund.............................. $7,400,800  $7,136,463

  The loaned securities were fully collateralized by cash, U.S. Government securities, short-term corporate notes and repurchase agreements as of June 30, 1998.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

  The Fund intends to pay, at least annually, substantially all of its net investment income. Net capital gains, if any, are distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature.

  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets.

Continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)


3. INVESTMENT RISKS:

   The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1998, are as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
  Bond Fund.............................................. $8,290,660 $7,855,640
  Mid Capitalization Fund................................  4,958,064  9,316,821
  Small Capitalization Fund..............................  5,466,967  7,442,147
  International Discovery Fund...........................  4,603,720  5,021,235

5. RELATED PARTY TRANSACTIONS:

   Investment advisory services are provided to the Funds by FIC. Gulfstream Global Investors, Ltd. ("Gulfstream") serves as the sub-adviser for the International Discovery Fund. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream is entitled to receive fees from FIC based on a percentage of the average daily net assets of the International Discovery Fund.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services, Inc. ("BISYS Inc."), and BISYS are subsidiaries of The BISYS Group, Inc.

Continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1998
                                                                     (Unaudited)

 BISYS, with whom certain officers of the Company are affiliated, serves the Company as Administrator. Such officers are paid no fees directly by the Company for serving as officers of the Company. Under the terms of the Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS Inc. serves as Distributor to the Trust and as Mutual Fund Accountant and Transfer Agent.

                                          MID           SMALL      INTERNATIONAL
                              BOND   CAPITALIZATION CAPITALIZATION   DISCOVERY
                              FUND        FUND           FUND          FUND
                             ------- -------------- -------------- -------------
  INVESTMENT ADVISORY FEES:
  Annual fee (percentage of
   average net assets).....    0.74%      1.00%          1.00%       Varies(a)
  ADMINISTRATION FEES:
  Annual fee (percentage of
   average net assets).....    0.20%      0.20%          0.20%           0.20%
  FUND ACCOUNTING &
   TRANSFER AGENT FEES(B)..  $16,051    $17,915        $21,736       $  21,142

 -------
 (a) For International Discovery Fund, FIC receives 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of the average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 and $400; and 1.05% of all average daily net assets above $400 million.
 (b) Transfer Agent receives an annual fee for its transfer agency services equal to $15,000 per Fund. Fund Accounting receives an annual fee for its fund accounting services equal to $10,000 per Fund. Each of the Small Capitalization Fund, the Mid Capitalization Fund and the Bond Fund pays an additional annual fee of 0.022% of its average daily net assets and the International Discovery Fund pays an additional annual fee of 0.035% of its average daily net assets.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                             BOND FUND
                           ---------------------------------------------------------------------------------
FOR THE SHARE OUTSTANDING  SIX MONTHS                                                          SEPTEMBER 23,
 THROUGHOUT THE PERIOD        ENDED        YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED     1993 TO
                             JUNE 30,      DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                              1998            1997          1996         1995         1994       1993 (A)
                           -----------    ------------  ------------ ------------ ------------ -------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $     10.70    $     10.33    $    10.50   $     9.35   $     9.96   $    10.00
                           -----------    -----------    ----------   ----------   ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................          0.26           0.48          0.36         0.40         0.42         0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........          0.09           0.30         (0.18)        1.17        (0.96)       (0.14)
                           -----------    -----------    ----------   ----------   ----------   ----------
 Total from Investment
  Activities............          0.35           0.78          0.18         1.57        (0.54)       (0.04)
                           -----------    -----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
 From net investment in-
  come..................           --           (0.41)        (0.35)       (0.42)       (0.07)         --
                           -----------    -----------    ----------   ----------   ----------   ----------
 Total Distributions....           --           (0.41)        (0.35)       (0.42)       (0.07)         --
                           -----------    -----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.................   $     11.05    $     10.70    $    10.33   $    10.50   $     9.35   $     9.96
                           ===========    ===========    ==========   ==========   ==========   ==========
Total Return............         3.27%(b)       7.69%         1.83%       16.98%       (5.38%)      (0.40%)(b)
RATIOS/SUPPLEMENTARY DA-
 TA:
Net Assets at end of pe-
 riod...................   $12,663,047    $11,856,187    $9,754,430   $6,758,241   $4,651,157   $3,216,233
Ratio of expenses to
 average net assets.....         1.36%(c)       1.36%         1.29%        1.57%        1.80%        2.03% (c)
Ratio of net investment
 income to average net
 assets.................         5.29%(c)       5.36%         5.32%        5.31%        5.27%        5.23% (c)
Portfolio turnover rate.           68%           144%          492%         178%         159%         101%

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                     MID CAPITALIZATION FUND
                          ------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING   SIX MONTHS                                                             SEPTEMBER 23,
 THROUGHOUT  THE PERIOD     ENDED         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     1993 TO
                           JUNE 30,       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                             1998             1997          1996          1995          1994       1993 (A)
                          -----------     ------------  ------------  ------------  ------------ -------------
                          (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $     14.23     $     14.60   $     12.44   $      9.64    $    10.17   $    10.00
                          -----------     -----------   -----------   -----------    ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................        (0.09)          (0.11)        (0.09)        (0.08)        (0.07)       (0.02)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         1.97            1.90          2.25          2.88         (0.46)        0.19
                          -----------     -----------   -----------   -----------    ----------   ----------
 Total from Investment
  Activities............         1.88            1.79          2.16          2.80         (0.53)        0.17
                          -----------     -----------   -----------   -----------    ----------   ----------
DISTRIBUTIONS
 From net realized
  gains.................          --            (2.16)          --            --            --           --
                          -----------     -----------   -----------   -----------    ----------   ----------
 Total Distributions....          --            (2.16)          --            --            --           --
                          -----------     -----------   -----------   -----------    ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.................  $     16.11     $     14.23   $     14.60   $     12.44    $     9.64   $    10.17
                          ===========     ===========   ===========   ===========    ==========   ==========
Total Return............       13.21% (b)      12.58%        17.36%        29.05%        (5.21%)       1.70% (b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period.................  $32,355,769     $31,059,179   $24,040,588   $14,977,130    $9,095,015   $3,893,346
Ratio of expenses to
 average net assets.....        1.55% (c)       1.53%         1.42%         1.62%         1.86%        2.11% (c)
Ratio of net investment
 income to average net
 assets.................       (1.14%)(c)      (0.88%)       (0.73%)       (0.84%)       (0.92%)       1.09% (c)
Portfolio turnover rate.          16%             55%          127%           44%           51%          45%

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                              SMALL CAPITALIZATION FUND
                                    ------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT  SIX MONTHS                                                            SEPTEMBER 23,
 THE PERIOD                            ENDED         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    1993 TO
                                     JUNE 30,       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                       1998             1997          1996          1995          1994       1993 (A)
                                    -----------     ------------  ------------  ------------  ------------ -------------
                                    (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....           $     17.12     $     18.20   $     15.71   $     11.58    $    11.00   $    10.00
                                    -----------     -----------   -----------   -----------    ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss).................                 (0.12)          (0.20)        (0.15)        (0.15)        (0.13)       (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments............                  1.37           (0.79)         4.79          4.28          0.71         1.03
                                    -----------     -----------   -----------   -----------    ----------   ----------
 Total from Investment
  Activities.............                  1.25           (0.99)         4.64          4.13          0.58         1.00
                                    -----------     -----------   -----------   -----------    ----------   ----------
DISTRIBUTIONS
 From net realized gains.                   --            (0.09)        (2.15)          --            --           --
                                    -----------     -----------   -----------   -----------    ----------   ----------
 Total Distributions.....                   --            (0.09)        (2.15)          --            --           --
                                    -----------     -----------   -----------   -----------    ----------   ----------
NET ASSET VALUE, END OF
 PERIOD..................           $     18.37     $     17.12   $     18.20   $     15.71    $    11.58   $    11.00
                                    ===========     ===========   ===========   ===========    ==========   ==========
Total Return.............                 7.30% (b)      (5.47%)       29.66%        35.66%         5.27%       10.00% (b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period..................           $26,864,691     $26,860,472   $24,495,224   $13,272,561    $7,476,444   $3,064,765
Ratio of expenses to
 average net assets......                 1.60% (c)       1.55%         1.40%         1.64%         1.98%        1.87% (c)
Ratio of net investment
 income (loss) to average
 net assets..............                (1.32%)(c)      (1.20%)       (1.06%)       (1.29%)       (1.66%)      (1.40%)(c)
Ratio of expenses to
 average net assets*.....                 1.60% (c)       1.55%         1.40%         1.64%         1.98%        2.23% (c)
Ratio of net investment
 income to average net
 assets*.................                (1.32%)(c)      (1.20%)       (1.06%)       (1.29%)       (1.66%)      (1.76%)(c)
Portfolio turnover rate..                   21%             51%           60%           64%           39%          23%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                      INTERNATIONAL DISCOVERY FUND
                          ------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING   SIX MONTHS                                                             SEPTEMBER 23,
 THROUGHOUT THE PERIOD       ENDED         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     1993 TO
                            JUNE 30,       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                             1998             1997          1996          1995          1994       1993 (A)
                          -----------     ------------  ------------  ------------  ------------ -------------
                          (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $     12.44     $     12.18   $     10.59   $      9.65    $    10.35   $    10.00
                          -----------     -----------   -----------   -----------    ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income
  (loss)................        (0.02)          (0.06)        (0.04)        (0.03)        (0.07)       (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         1.60            0.32          1.67          0.97         (0.63)        0.38
                          -----------     -----------   -----------   -----------    ----------   ----------
 Total from Investment
  Activities............         1.58            0.26          1.63          0.94         (0.70)        0.35
                          -----------     -----------   -----------   -----------    ----------   ----------
DISTRIBUTIONS
 From net realized
  gains.................        (0.06)            --            --            --            --           --
                          -----------     -----------   -----------   -----------    ----------   ----------
 Total Distributions....        (0.06)            --          (0.04)          --            --           --
                          -----------     -----------   -----------   -----------    ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.................  $     13.96     $     12.44   $     12.18   $     10.59    $     9.65   $    10.35
                          ===========     ===========   ===========   ===========    ==========   ==========
Total Return............       12.66% (b)       2.13%        15.41%         9.74%        (6.76%)       3.50% (b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period.................  $19,859,278     $18,784,361   $17,000,747   $11,645,200    $9,537,019   $6,334,523
Ratio of expenses to
 average net assets.....        2.01% (c)       1.90%         2.00%         2.38%         2.34%        2.51% (c)
Ratio of net investment
 income (loss) to
 average net assets.....       (0.26%)(c)      (0.46%)       (0.35%)       (0.39%)       (1.13%)      (1.38%)(c)
Portfolio turnover rate.          24%             34%           65%           86%           87%          13%

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized

See notes to financial statements.

The Parkstone Advantage Fund

   .  Mid Capitalization Fund
   .  Small Capitalization Fund
   .  International Discovery Fund
   .  Bond Fund


                     This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless
                     preceded or accompanied by an executive prospectus, which
Not FDIC Insured     contains details concerning the sales charges and other
                     pertinent information.


                                    [BULK RATE POSTAGE PAID STAMP APPEARS HERE]

                                       1